UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2019

FTE NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38322	81-0438093
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

237 West 35th Street, Suite 806 New York, NY	10001
(Address of principal executive offices)	(Zip Code)

877-878-8136

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Report

On April 2, 2019, the Audit Committee (“Audit Committee”) of FTE Networks, Inc. (the “Company”), following a communication by the Company’s independent registered public accounting firm, Marcum LLP (“Marcum”), concluded that the Company’s previously issued audited financial statements as of and for the year ended December 31, 2017, and interim reviews of the financial statements for the periods ended March 31, June 30, and September 30, 2018 and 2017, should no longer be relied upon.

The conclusion to prevent future reliance on the aforementioned financial statements resulted from the determination that such financial statements failed to properly account for certain convertible notes and other potentially dilutive securities. Specifically, the Company identified a potential issue related to the accounting related to certain convertible notes and other potentially dilutive securities the Company issued in 2017, 2018, and 2019.

The Audit Committee has discussed these matters with Marcum representatives and their review is ongoing.

Item 8.01.	Other Events

The Company believes that the matters referenced in Item 4.02:

●	Do not reflect a fundamental change in its underlying business; and
●	Should not impact its cash and cash equivalents for the periods referenced in Item 4.02.

The Company has moved its headquarters to 237 West 35th Street, Suite 806, New York, NY 10001. The Company’s telephone and fax numbers remain the same.

Forward-Looking Statements

Certain statements contained in this report are not based on historical facts and are forward-looking statements within the meaning of federal securities laws and regulations. These statements are based on management’s current expectations, assumptions, estimates and observations of future events and include any statements that do not directly relate to any historical or current fact. These forward-looking statements include statements regarding the circumstances that resulted in the decision that these historical financial statements could no longer be relied upon. There can be no assurance that the Company’s Board of Directors, Audit Committee, management or independent registered public accounting firm will not reach conclusions that are different from management’s current estimates or identify additional issues or that these issues will not require additional corrections to the Company’s prior period financial statements. These statements are subject to risks and uncertainties which may cause actual results to differ materially from those stated in this report. These risks and uncertainties include the risk that additional information may become available in preparing and auditing the financial statements which would require the Company to make additional corrections, the cost, time and effort required to complete the review (and potential restatement) of the financial statements, the ramifications of the Company’s potential inability to timely file periodic and other reports with the SEC, including potential delisting of the Company’s common stock on the NYSE American and the risk of litigation or governmental investigations or proceedings relating to these matters. Certain risks and uncertainties related to our business are or will be described in greater detail in our filings with the SEC. Owing to the uncertainties inherent in forward-looking statements, actual results could differ materially from those set forth in forward-looking statements. The Company intends these forward-looking statements to speak only at the time of this report and does not undertake to update or revise these statements as more information becomes available except as required under federal securities laws and the rules and regulations of the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTE NETWORKS, INC.

By:	/s/ Anthony Sirotka
Anthony Sirotka
Interim Chief Executive Officer

Date: April 4, 2019